December 19, 1996


Mr. Simon Hill
Mr. John Hodder
Commonwealth Development Corporation ("CDC")
One Besborough Gardens
London, SW 1 2JQ
UNITED KINGDOM

Mr. Hans-Peter Blume
DEG - Deutsch Investitions und
Entwicklungsgesellschaft mbH ("DEG")
BelvederstrsBe 40
D-50933 Koln 41 (Mungersdorf)
FEDERAL REPUBLIC OF GERMANY

Mr. Clement Miller
Export-Import Bank of the United Stares ("ExIm Bank")
811 Vermont Avenue, N.W.
Washington, D.C. 20571

Mr. Navaid Burney
International Finance Corporation ("IFC")
1801 K Street, N.W.
Washington, D.C. 20433

Mr. John R. Aldonas
Overseas Private Investment Corporation ("OPIC")
1100 New York Avenue, N.W.
Washington, D.C. 20527

    Re:  Sierra Rutile Limited -- Extension of
         Forbearance Letter Dated December 15, 1995
         ------------------------------------------

Gentlemen:

1.  We refer to the Forbearance Letter ("Forbearance Letter") dated December
15, 1995 by and among Sierra Rutile Limited ("SRL" or "Company"), Consolidated Rutile Limited ("CRL") and Nord Resources Corporation ("Nord") (together, the "Guarantors") and each of the above-addressed institutions (together, the "Banks" and together with the Company and the Guarantors, the "Parties"). Capitalized terms that are not defined in this Letter Agreement shall have the meanings ascribed to them in the Forbearance Letter.

2. The Forbearance Letter expires by its terms on January 1, 1997, but SRL and the Guarantors have asked each of the Banks for additional time to undertake the Remedial Measures. Accordingly, SRL and each Guarantor propose, effective on the date that the amounts described in Paragraph 3 below have been paid to the Banks pursuant to that paragraph, that the Forbearance Letter be amended as follows:

    (i) the definition of the term "Extended Forbearance Period" be amended by changing the period covered by that definition FROM "May 15, 1995 to January 1, 1997" TO "May 15, 1995 to July 1, 1997"; and

    (ii) in paragraph 7 of the Forbearance Letter, the scheduled payment date for deferred principal payments be changed FROM "January 1, 1997" TO "July 1, 1997";

   (iii) in paragraph 4(ii) of the Forbearance Letter, the date "January 1, 1997" in the fourth sentence thereof be changed to "July 1, 1997".

3. In consideration for the Banks' agreement to the proposals set forth in the above paragraph 2, the Company shall, on or before December 31, 1996, transfer the following amounts to the Banks in accordance with the payment instructions set forth in Annex I to this letter:

         CDC                 US$594,723.29
         DEG                 US$256,059.03
         ExIm Bank           US$596,482.67
         IFC                 US$531,202.29
         OPIC                US$462,686.13

aggregating the amount of US$2,441,153.41, in immediately available funds. If, and to the extent that, at any time, all or any part of any of the foregoing amounts received by any Bank is rescinded or must be returned, in whole or in part, for any reason, whether in case of the bankruptcy, insolvency or reorganization of the Company or otherwise, each Guarantor shall pay to such Bank on demand under the terms of its guaranty referred to in subparagraph 4(iii) of the Forbearance Letter, in immediately available funds, fifty percent (50%) of the amount(s) so rescinded or returned. Each Bank will apply the funds received under this paragraph 3 against non-principal amounts payable to it during the last six (6) months of the Extended Forbearance Period (as defined after giving effect to paragraph 2 of this Letter Agreement), as and when those amounts become due. If for any reason the Extended Forbearance Period ends before July 1, 1997, each Bank will apply any unapplied amount of such funds to SRL's loan obligations to such Bank in such manner as such Bank in its sole discretion may determine.

4. Except to the extent modified by this Letter Agreement, the Financing Documents, the Forbearance Letter, the Pledge, Assignment and Security Agreement dated as of February 28, 1996 made by Nord in favor of the Banks, the Guaranty dated as of February 28, 1996 made by Nord in favor of the Banks, the Guaranty dated as of February 28, 1996 made by CRL in favor of the Banks and each other document executed and delivered in connection with the Forbearance Letter, remain in full force and effect and embody the entire understanding of the Parties hereto, and supersede all prior negotiations, understandings and agreements between them with respect to the subject matter hereof. The Forbearance Letter, as modified hereby, may not be further modified in any manner, except by written agreement signed by all of the Parties hereto. This Letter Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any of the Parties hereto may execute this Letter Agreement by signing any such counterpart. Execution may be evidenced by an originally signed original or by a telecopied signature.

    5. This Letter Agreement shall be governed by the laws of the District of Columbia, without regard to the conflict of laws principles thereof.

    Please sign and return a copy of this Letter Agreement confirming your acknowledgment and agreement with the terms hereof.


SIERRA RUTILE LIMITED

By: /s/ Benny L. Bray                                 Date: December 19, 1996
    ---------------------------------------                -------------------
         Name: Benny L. Bray
         Title: Acting Chief Executive


NORD RESOURCES CORPORATION

By: /s/ Terence H. Lang                               Date: December 18, 1996
    ---------------------------------------                -------------------
         Name:  TERENCE H. LANG
         Title: SENIOR VICE PRESIDENT-FINANCE

CONSOLIDATED RUTILE LIMITED

By:      /s/ P.J. Housden                             Date: 20th December 1996
    ----------------------------------                 -----------------------
         Name:  P.J. Housden
         Title: Director



    DECEMBER 19, 1996 EXTENSION LETTER
    ACKNOWLEDGED AND AGREED TO BY:


    COMMONWEALTH DEVELOPMENT CORPORATION

By:                                                    Date:
    ----------------------------------                      ------------------
         Name:
         Title:


DEG - DEUTSCHE INVESTITIONS UND
ENTWICKLUNGSGESELLSCHAFT   MBH

By:                                                    Date:
    ----------------------------------                      ------------------
         Name:
         Title:


EXPORT-IMPORT BANK OF THE UNITED STATES

By:                                                   Date:
    ----------------------------------                      ------------------
         Name:
         Title:


INTERNATIONAL FINANCE CORPORATION

By:                                                   Date:
    ----------------------------------                      ------------------
         Name:
         Title:


OVERSEAS PRIVATE INVESTMENT CORPORATION

By:                                                   Date:
    ----------------------------------                      ------------------
         Name:
         Title: